UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 26, 2020

BLACK KNIGHT, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-37394	81-5265638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of principal executive offices)

(904) 854-5100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

3.625% Senior Notes due 2028

On August 26, 2020, Black Knight InfoServ, LLC (“BKIS”), an indirect, wholly-owned subsidiary of Black Knight, Inc. (the “Company”), issued, to certain initial purchasers, $1.0 billion aggregate principal amount of its 3.625% senior unsecured notes due 2028 (the “Senior Notes”) as part of an offering to qualified institutional buyers pursuant to Rule 144A and to non-U.S. persons in offshore transactions pursuant to Regulation S, in each case under the Securities Act of 1933, as amended (the “Securities Act”).

The obligations under the Senior Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by the Company, Black Knight Financial Services, LLC, BKIS’s direct parent company, and substantially all of BKIS’s wholly-owned domestic restricted subsidiaries that guarantee BKIS’s credit agreement (collectively, the “Guarantors”). The Senior Notes and the note guarantees will be senior unsecured obligations and will rank pari passu with all of BKIS’s or the guarantors’, as applicable, existing and future senior debt, including obligations under BKIS's existing credit agreement, and senior in right of payment to all of BKIS’s or the guarantors’, as applicable, existing and future subordinated debt. The Senior Notes will be effectively subordinated to any obligations that are secured, including obligations under BKIS’s credit agreement, to the extent of the value of the assets securing those obligations. The Senior Notes will be structurally subordinated to all liabilities of BKIS’s subsidiaries that do not guarantee the Senior Notes.

The Senior Notes were issued pursuant to an indenture (the “Indenture”), dated as of August 26, 2020, between BKIS, the Guarantors and Wells Fargo Bank, National Association, as trustee. A copy of the Indenture is included as Exhibit 4.1 to this Current Report on Form 8-K. The descriptions of the Indenture and the Senior Notes in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Indenture and Senior Notes, respectively, which are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference in their entirety.

The Senior Notes bear interest at a rate of 3.625% per annum, payable semi-annually in arrears on September 1 and March 1 of each year, commencing March 1, 2021. The Senior Notes will mature on September 1, 2028. BKIS may redeem up to 40% of the Senior Notes using the proceeds of certain equity offerings completed before September 1, 2023 at a redemption price equal to 103.625% of their principal amount plus accrued and unpaid interest, if any, up to, but not including the redemption date. In addition, at any time prior to September 1, 2023, BKIS may redeem some or all of the Senior Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, up to, but not including, the redemption date, plus the “make-whole” premium. Thereafter, BKIS may redeem the Senior Notes, in whole or in part, at the redemption prices set forth in the offering memorandum, plus accrued and unpaid interest, if any, up to, but not including, the redemption date. Upon the occurrence of certain events constituting a change of control, BKIS may be required to make an offer to repurchase the Senior Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, up to, but not including, the date of purchase.

The net proceeds of the offering of the Senior Notes are expected to be used to finance a portion of the cash consideration for the Company’s pending acquisition of Optimal Blue Holdings, LLC (the “Optimal Blue Acquisition”). The net proceeds of the offering (together with any other property from time to time held in the escrow account, the “Escrow Funds”) were deposited into an escrow account upon the closing of the offering. In order to cause the escrow agent to release the Escrow Funds for purposes of funding the Optimal Blue Acquisition, on or prior to May 26, 2021 (the “Outside Date”), BKIS must deliver an officer’s certificate to the escrow agent certifying that the Optimal Blue Acquisition will be consummated simultaneously or substantially concurrent with the release of funds from the escrow account (the “Purchase Funding Condition”). If (i) the Purchase Funding Condition has not been satisfied prior to 11:59 p.m. (New York City time) on the Outside Date or (ii) BKIS delivers a termination notice to the Escrow Agent prior to 11:59 p.m. (New York City time) on the Outside Date indicating that (a) the Company will not pursue the consummation of the Optimal Blue Acquisition or (b) the Company has determined in its sole discretion that the Purchase Funding Condition cannot or is not reasonably likely to be satisfied by 11:59 p.m. (New York City time) on the Outside Date, the Senior Notes will be subject to a mandatory redemption, at a price equal to 100% of the initial issue price of the Senior Notes, plus accrued and unpaid interest from the date of the initial issuance of the Senior Notes to, but not including, the Special Mandatory Redemption Date (as defined therein).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 8.01 Other Events.

On August 26, 2020, the Company issued a press release announcing the closing of the offering of the Senior Notes, which is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Indenture among Black Knight InfoServ, LLC, the Guarantors and Wells Fargo Bank, National Association, dated August 26, 2020.
4.2	Form of 3.625% Senior Note due 2028 of Black Knight InfoServ, LLC (included as Exhibit A to Exhibit 4.1).
99.1	Press release issued by Black Knight, Inc., on August 26, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Knight, Inc.

Date: August 26, 2020	By:	/s/ Michael L. Gravelle
		Name:	Michael L. Gravelle
		Title:	Executive Vice President and General Counsel